UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 8, 2020

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

On and effective March 8, 2021, by unanimous consent the Board of Directors (the “Board”) of Palatin Technologies, Inc. (the “Company”) amended and restated the Bylaws of the Company (the “Amended Bylaws”). Among other matters, the Amended Bylaws amend Article I, providing clarifying and technical amendments to relating to the registered office; amend Article II, relating to meetings of stockholders, including provisions for holding meetings by webcast, and for holding special meetings and notice to stockholders; amend Article III, relating to the Board; amend Article IV, providing clarify and technical amendments relating to officers; amend Article V, relating to contracts and other documents; amend Article VI, relating to shares and transfer of shares; amend Article VIII, providing that the fiscal year ends on the thirtieth day of June, which has been the fiscal year of the Company since at least 1996; amend Article IX, relating to indemnification and insurance; add a new Article X, relating to forum selection and providing that the sole and exclusive forum for derivative, breach of fiduciary, claims arising under the General Corporation Law of the State of Delaware, and similar actions shall be in a state court located within the State of Delaware, and providing for a federal forum for Securities Act claims; and amend Article XI (formerly Article X), relating to amendments to the Bylaws, providing that any stockholder amendment or repeal of the Bylaws shall require the affirmative vote of holders of a majority in voting power of the outstanding shares of the Company.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1
Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: March 12, 2020	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

3.1
Amended and Restated Bylaws